CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 27, 2013, relating to the financial statements and financial highlights which appear in the December 31, 2012 Annual Reports to Shareholders of GW&K Municipal Bond Fund, GW&K Small Cap Equity Fund, and GW&K Municipal Enhanced Yield Fund (three of the series constituting Managers AMG Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading “Financial Highlights”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 27, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Reports to Shareholders of Renaissance Large Cap Growth Fund (one of the series constituting Managers AMG Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading “Financial Highlights”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 27, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Reports to Shareholders of Skyline Special Equities Portfolio (one of the series constituting Managers AMG Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading “Financial Highlights”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 27, 2013, relating to the financial statements and financial highlights which appear in the December 31, 2012 Annual Reports to Shareholders of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund (two of the series constituting Managers AMG Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading “Financial Highlights”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the references to us in this Registration Statement on Form N-1A, relating to the TimesSquare International Small Cap Fund (one of the series constituting Managers AMG Funds) under the headings “Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm”.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 27, 2013, relating to the financial statements and financial highlights which appear in the December 31, 2012 Annual Reports to Shareholders of Yacktman Focused Fund and Yacktman Fund (two of the series constituting Managers AMG Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading “Financial Highlights”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2013